Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 4, 2015 between
GENESCO INC., a Tennessee corporation (the “Lead Borrower”),
GCO CANADA INC., as the Canadian Borrower (the “Canadian Borrower”),
GENESCO (UK) LIMITED, a company incorporated in England and Wales with company number 07667223, as the UK Borrower (the “UK Borrower”)
the Other Domestic Borrowers party hereto (together with the Lead Borrower, the Canadian Borrower and the UK Borrower, the “Borrowers”),
the Lenders party hereto, and
BANK OF AMERICA, N.A., as Agent;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Agent have entered into a certain Third Amended and Restated Credit Agreement dated as of January 31, 2014 (the “Credit Agreement”); and

WHEREAS, the Canadian Borrower has entered into an Asset Purchase Agreement dated on or about December 4, 2015 (the “Aldo Acquisition Agreement”) by and among The Aldo Group Inc., as Seller, and the Canadian Borrower, as Purchaser, pursuant to which the Canadian Borrower intends to acquire (the “Aldo Acquisition”) substantially all of the assets of the Seller relating to the Business (as defined in the Aldo Acquisition Agreement); and

WHEREAS, the Borrowers have informed the Agent that the Aldo Acquisition is or will be a Permitted Acquisition under the Credit Agreement; and

WHEREAS, in connection with the Aldo Acquisition, the Borrowers have requested certain modifications to the Credit Agreement, including, without limitation, an increase to the Canadian Commitments; and

WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend certain other provisions of the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.
Incorporation of Terms and Conditions of Credit Agreement. All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2.
Representations and Warranties. Each Credit Party hereby represents and warrants that after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of such earlier date.

Exhibit 10.1

3.	Ratification of Loan Documents. The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

4.	Amendments to Credit Agreement. The provisions of the Credit Agreement are hereby amended as follows:

a.	Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

i.	By adding the following at the end of the definition of “Canadian Liabilities”:
and (c) all Loans made to the Canadian Borrower under Section 2.1(a)(ix).

ii.	By deleting “$25,000,000” in the definition of “Canadian Total Commitments” and by substituting “$70,000,000” in its stead.

iii.	By deleting the definition of “Domestic Loan Cap” in its entirety and by substituting the following in its stead:

“Domestic Loan Cap” means, at any time of determination, the lesser of (a) the Domestic Total Commitments, minus the then outstanding principal balance of the Canadian Credit Extensions and the UK Credit Extensions, and (b) the Domestic Borrowing Base minus the then outstanding principal balance of the Canadian Credit Extensions, but only to the extent in excess of the Canadian Borrowing Base, and the UK Credit Extensions.

iv.	By deleting the definition of “Payment Conditions” in its entirety and substituting the following in its stead:

“Payment Conditions” means, as of the date of the making of any Restricted Payment or consummation of any Acquisition, that (a) no Default or Event of Default exists or would arise after giving effect to such Restricted Payment or Acquisition, and (b) either (i) the Borrowers have pro forma projected Excess Availability for the following six month period equal to or greater than 25% of the Loan Cap, after giving pro forma effect to such Restricted Payment or Acquisition, or (ii) (A) the Borrowers have pro forma projected Excess Availability for the following six month period of less than 25% of the Loan Cap but equal to or greater than 15% of the Loan Cap, after giving pro forma effect to the Restricted Payment or Acquisition, and (B) the Fixed Charge Coverage Ratio, on a pro-forma basis for the twelve months preceding such Restricted Payment or Acquisition, will be equal to or greater than 1.0:1.0 and (c) after giving effect to such Restricted Payment or Acquisition, the Borrowers are Solvent. In the event that (x) the aggregate amount of any payment paid by the Borrowers in an Acquisition or a series of related Acquisitions equals or exceeds $10,000,000 during any consecutive thirty (30) day period, then the Borrowers shall provide a certificate signed by a Financial Officer, no earlier than ten (10) Business Days and no later than two (2) Business Days prior to the anticipated date of such Acquisition (or the first such Acquisition, if in connection with a series of Acquisitions), or (y)  the aggregate amount of any payments projected by the Borrower in good faith to be paid by the Borrowers for any Restricted Payment or a series of related Restricted Payments in any Fiscal Quarter (the “Subject Quarter”) will equal or exceed $30,000,000 during such Fiscal Quarter, then the Borrowers shall provide a certificate signed by a Financial Officer, no earlier than ten (10) Business Days and no later than two (2) Business Days  prior to the commencement of the Subject Quarter, in each case certifying as to the satisfaction of the applicable Payment Conditions (on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Agent) including the relevant calculations therefor and accompanied by such information required to be delivered to the Agent pursuant to Section 5.1(j), if applicable, (to the extent not previously delivered) provided that if pro forma projected Excess Availability for the following six month period is less than or equal to 25% of the Loan Cap, such a certificate shall be provided if the aggregate amount for any Acquisition paid by the Borrowers in a transaction or a series of related transactions equals or exceeds $5,000,000.

v.	By deleting clause (iii) of the definition of “Permitted Acquisition” in its entirety and by substituting the following in its stead:

“(iii) The Person making the Acquisition must be a Borrower or a Subsidiary which will become a Borrower or Guarantor (if required) in accordance with Section 5.14 hereof and the Borrowers

Exhibit 10.1

(including such Person) shall take such steps as are necessary to grant to the Agent, for the benefit of the applicable Secured Parties, a legal, valid and enforceable first priority (except as provided in Section 6.2 hereof) security interest in the assets and capital stock or other equity interests acquired in connection with such acquisition to the extent the grant of such security interest is required in accordance with Section 5.14 hereof; and”

vi.	By deleting clause (b) of the definition of “Permitted Senior Debt” in its entirety and by substituting the following in its stead:

“(b)    such Indebtedness may be secured by a first priority Lien on the intellectual property, capital stock of the Lead Borrower’s Subsidiaries, real estate interests, machinery and equipment and other fixed assets of the Credit Parties (but excluding, for the avoidance of doubt, inventory, accounts, credit card receivables and other assets included in the calculation of the Canadian Borrowing Base or the Domestic Borrowing Base, deposit accounts, securities accounts, documents, instruments, general intangibles (other than intellectual property), supporting obligations, letter of credit rights, books and records and commercial tort claims relating to any of the foregoing), and a second priority Lien on other assets constituting Collateral (provided the Agent for the benefit of the Secured Parties is granted a second priority Lien on any such assets for which a first priority Lien has been granted to secure such Indebtedness);”

b.	Section 2.

i.	Section 2.1(a) of the Credit Agreement is hereby amended by adding the following new clause (ix) thereto:

(ix) (A) Notwithstanding anything to the contrary contained in this Section 2.1(a), subject to the terms and conditions set forth herein, the Canadian Borrower may, from time to time, directly obtain Loans (but in no event shall the outstanding amount of such Loans, when aggregate with other outstanding Canadian Loans, exceed the Canadian Total Commitments) to the extent of then unused portion of the Domestic Loan Cap only if and to the extent that the following conditions are satisfied:
(1) the Canadian Borrower must have utilized all then remaining Canadian Availability; and
(2) no Overadvance shall result therefrom; and
(3) no Default or Event of Default shall exist, or arise from the making of such Loan and all other conditions precedent to the obtaining of Credit Extensions by the Borrowers shall have been satisfied.
(B)     For purposes of Section 2.18(a) and Section 2.18(d), Loans made to the Canadian Borrower under this Section 2.1(a)(ix) shall not be included as Canadian Credit Extensions.
(C)     If at any time the amount of the Canadian Credit Extensions to the Canadian Borrower plus the amount of the Loans made to the Canadian Borrower pursuant to this Section 2.1(a)(ix) exceeds Canadian Total Commitments (including, without limitation, as a result of one or more fluctuations in the exchange rate of the Canadian Dollar against the Dollar), the Canadian Borrower will immediately prepay the Loans made to the Canadian Borrower pursuant to Section 2.1(a)(ix) in an amount necessary to eliminate such excess.

ii.
Section 2.1(c) of the Credit Agreement is hereby amended by deleting “but in no event shall the Canadian Commitments ever exceed $40,000,000” and by substituting “but in no event shall the Canadian Commitments ever exceed $85,000,000” in its stead.

c.	Exhibit D. Exhibit D (Form of Borrowing Base Certificate) is hereby deleted in its entirety and the Exhibit D attached hereto is substituted in its stead.

d.	Schedule 1.1. Schedule 1.1 (Lenders and Commitments) is hereby deleted in its entirety and the Schedule 1.1 attached hereto is substituted in its stead.

Exhibit 10.1

5.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:

a.	This Amendment shall have been duly executed and delivered by the Credit Parties and the Required Lenders. The Agent shall have received a fully executed original hereof.

b.	All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Amendment shall have been duly and effectively taken.

c.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

d.
The Aldo Acquisition shall be consummated substantially contemporaneously herewith and the Credit Parties shall have provided to the Agent (i) evidence of satisfaction of the Payment Conditions after giving effect to the Aldo Acquisition and (ii) an updated Borrowing Base Certificate after giving effect to the Aldo Acquisition and the modifications set forth herein.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.
Expenses. The Credit Parties shall reimburse the Agent for all expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees to the extent provided in the Credit Agreement.

8.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

9.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.

DOMESTIC BORROWERS:

GENESCO INC.
as Lead Borrower

By:
Name:
Title:

GENESCO BRANDS, INC.
as a Domestic Borrower

By:
Name:
Title:

HAT WORLD CORPORATION
as a Domestic Borrower

By:
Name:
Title:

Exhibit 10.1

HAT WORLD, INC.
as a Domestic Borrower

By:
Name:
Title:

FLAGG BROS. OF PUERTO RICO, INC.
as a Domestic Borrower

By:
Name:
Title:

KEUKA FOOTWEAR, INC.
as a Domestic Borrower

By:
Name:
Title:

CANADIAN BORROWER:

GCO CANADA INC.
as Canadian Borrower

By:
Name:
Title:

UK BORROWER:

GENESCO (UK) LIMITED, as UK Borrower

By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent, Issuing Bank, a UK Lender and a Domestic Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (ACTING THROUGH ITS
CANADA BRANCH), as a Canadian Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a
Domestic Lender and a UK Lender

By:
Name:
Title:

Exhibit 10.1

U.S. BANK, NATIONAL ASSOCIATION CANADA
BRANCH, as a Canadian Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Domestic Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
LONDON BRANCH, as a UK Lender

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA, as Canadian Lander

By:
Name:
Title:

SUNTRUST BANK, as a Domestic Lender, a
Canadian Lender and a UK Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Domestic Lender and a UK Lender

By:
Name:
Title:

PNC BANK CANADA BRANCH, as a
Canadian Lender

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY,
as a Domestic Lender and a UK Lender

By:
Name:
Title:

Exhibit 10.1

FIFTH THIRD BANK, as a Domestic Lender
and a UK Lender

By:
Name:
Title:

FIFTH THIRD BANK, Operating through its
Canadian Branch, as a Canadian Lender

By:
Name:
Title: